UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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    Definitive Proxy Statement.
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flyExclusive, Inc.
(Name of Registrant as Specified in its Charter)
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Your **Vote** Counts!

FLYEXCLUSIVE INC.

2024 Annual Meeting
Vote by December 1, 2024
11:59 PM ET

FLYEXCLUSIVE INC.
2860 JETPORT ROAD
KINSTON, NORTH CAROLINA 28504

V58868-P19988

You invested in FLYEXCLUSIVE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 2, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 2, 2024
10:00 a.m., Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/FLYX2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
2. Election of Directors **Nominees:** 01) Gary Fegel 02) Michael S. Fox 03) Frank B. Holding, Jr. 04) Gregg S. Hyrnowitz 05) Peter B. Hopper 06) Thomas James Segrave, Jr. 07) Thomas James Segrave, Sr.	For
1. The approval, as required by NYSE American rules, of the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company's Class A common stock and (ii) the conversion of shares of the Company's Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024.	For
3. The ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V58869-P19988